UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

BOINGO WIRELESS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-35155	95-4856877
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	WIFI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2021, Boingo Wireless, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2021. A total of 44,751,010 shares of the Company’s common stock were entitled to vote at the close of business on April 16, 2021, the record date for the Special Meeting and approximately 28,147,762 shares of the Company’s common stock issued and outstanding were present at the Special Meeting or represented by proxy at the Special Meeting, representing approximately 62.9% of those shares entitled to vote, which constituted a quorum.

Each of the proposals upon which the Company’s stockholders voted at the Special Meeting, and the final, certified results reported by the Company’s independent inspector of elections, Broadridge Financial Solutions, Inc. are set forth below.

1.	Proposal to approve and adopt 1) the Merger Agreement and Plan of Merger, dated as of February 26, 2021, by and among White Sands Parent, Inc., White Sands Bidco, Inc. (the “Merger Sub”) and the Company (the “Merger Agreement”), providing for, subject to the terms and conditions set forth in the Merger Agreement, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; 2) the Merger contemplated by the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
28,090,999	29,096	27,667	-

This proposal was approved by the Company’s stockholders at the Special Meeting.

2.	Proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

For	Against	Abstain	Broker Non-Votes
26,525,540	1,585,132	37,090	-

This proposal was approved by the Company’s stockholders at the Special Meeting.

3.	Non-binding, advisory proposal to approve compensation that will or may become payable by the Company to its named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
26,990,104	1,018,516	139,142	-

This proposal was approved by the Company’s stockholders at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: June 1, 2021	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer and Secretary